  [CERTIFICATE NUMBER]                                     [CERTIFICATE SHARES]
INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                  CERTAIN DEFINITIONS
                                 [LEXENT LOGO]


                                   LEXENT INC.
                                  COMMON STOCK

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER
                                   SHARE, OF
                                  LEXENT INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation to all of which provisions the holder, by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

            DATED:
            COUNTERSIGNED AND REGISTERED
                  AMERICAN STOCK TRANSFER & TRUST COMPANY
                           (NEW YORK, NY)
            BY                                   TRANSFER AGENT
                                                   REGISTRAR

                                 [LEXENT SEAL]

                                 Alf T. Hansen
                                 PRESIDENT AND
                            CHIEF EXECUTIVE OFFICER


                                Kevin M. O'Kane
                                 VICE CHAIRMAN

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT- __________ Custodian _________
TEN ENT - as tenants by the entireties                            (Cust)              (Minor)
JT TEN  - as joint tenants with right of                        under Uniform Gifts to Minors
          survivorship and not as tenants                       Act _______________
          in common                                                     (State)

    Additional abbreviations may also be used though not in the above list.


   FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
+------------------------------------+
|                                    |
|                                    |
+------------------------------------+

_______________________________________________________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________

                                  _____________________________________________
                                  NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN RULE 17AJ-15 UNDER THE SECURITIES EXCHANGE ACT OF
                                  1934) WHICH MAY INCLUDE A COMMERCIAL BANK
                                  TRUST COMPANY OR SAVINGS ASSOCIATION, CREDIT
                                  UNION OR MEMBER OF THE AMERICAN STOCK
                                  EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC
                                  STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.